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                                                        Exhibit 23.5

                         Independent Auditors' Consent

The Board of Directors
Healthdyne Technologies, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                            /s/ KPMG Peat Marwick LLP
                                            -----------------------------
                                                KPMG PEAT MARWICK LLP

Atlanta, Georgia
January 2, 1998